SECURITIES EXCHANGE AND COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2004

                                    SBE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                0-8419 94-1517641

           (Commission File No.) (I.R.S. Employer Identification No.)

                          2305 CAMINO RAMON, SUITE 200
                            SAN RAMON, CA 94583-1369
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (925) 355-2000



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ITEM 7.01.  REGULATION FD DISCLOSURE


ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 25, 2004, SBE, Inc. announced its results of operations for the three and nine month periods ended July 31, 2004. A copy of the related press release is being furnished as Exhibit 99.1 this Current Report on Form 8-K and incorporated by reference herein.

7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

(99.1) Press release issued by SBE, Inc.

EXHIBIT
NUMBER           EXHIBIT
-------          ----------------------------------------
99.1             SBE third quarter 2004 Earnings Release.



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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                SBE, INC.


Dated:  August 24, 2004                         By: /s/ David W. Brunton
                                                   -----------------------------
                                                   David W. Brunton
                                                   Chief Financial Officer and
                                                   Vice President, Finance



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